Exhibit V

Unaudited Condensed Semi Annual Financial Statements as at June 30, 2011 - SEC Filing

EIB Group
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2011 UNDER IFRS
(in EUR '000)

ASSETS		30.06.2011 (Unaudited)		31.12.2010
1. Cash in hand, balances with central banks and post office banks		256 975		253 692
2. Treasury bills and other bills eligible for refinancing with central banks		7 951 979		5 456 695
3. Loans and advances to credit institutions				
a) repayable on demand	213 137		491 476	
b) other loans and advances	39 495 869		31 651 842	
c) loans (Note B)	125 289 898		125 222 957	
		164 998 904		157 366 275
4. Loans and advances to customers				
a) loans (Note B)	241 084 551		232 955 365	
b) impairment on loans and advances, net of reversals	- 86 403		- 87 108	
		240 998 148		232 868 257
5. Debt securities including fixed-income securities				
a) issued by public bodies	2 542 365		1 818 977	
b) issued by other borrowers	17 003 887		14 587 786	
		19 546 252		16 406 763
6. Shares and other variable-yield securities		2 552 658		2 315 023
7. Derivative Assets		27 457 374		31 353 400
8. Property, furniture and equipment		310 112		316 513
9. Investment property		2 909		3 024
10. Intangible assets		9 389		8 266
11. Other assets		102 099		83 657
12. Subscribed capital and reserves, called but not paid		28 292		55 945
13. Prepayments		55 019		34 016
TOTAL ASSETS		464 270 110		446 521 526

LIABILITIES AND EQUITY		30.06.2011 (Unaudited)		31.12.2010
1. Amounts owed to credit institutions				
a) repayable on demand	5 036 179		5 675 399	
b) with agreed maturity dates or periods of notice	281 765		127 881	
		5 317 944		5 803 280
2. Amounts owed to customers				
a) repayable on demand	1 538 965		1 524 466	
b) with agreed maturity dates or periods of notice	689 255		976 419	
		2 228 220		2 500 885
3. Debts evidenced by certificates (Note C)				
a) debt securities in issue	370 954 482		356 569 667	
b) others	23 041 408		24 016 098	
		393 995 890		380 585 765
4. Derivatives liabilities		17 438 286		14 097 951
5. Other liabilities		595 656		767 474
6. Deferred income		162 444		170 739
7. Provisions				
a) pension plans and health insurance scheme	1 384 621		1 316 574	
b) provision for guarantees	109 752		107 469	
		1 494 373		1 424 043
TOTAL LIABILITIES		421 232 813		405 350 137
8. Capital				
- Subscribed	232 392 989		232 392 989	
- Uncalled	- 220 773 340		- 220 773 340	
		11 619 649		11 619 649
9. Consolidated reserves				
a) reserve fund	20 972 343		20 082 400	
b) additional reserves	2 195 060		1 601 274	
c) special activities reserve	4 108 940		3 299 370	
d) general loan reserve	2 340 863		1 923 734	
		29 617 206		26 906 778
10. Profit for the period		1 800 442		2 644 962
TOTAL EQUITY		43 037 297		41 171 389
TOTAL LIABILITIES AND EQUITY		464 270 110		446 521 526

EIB Group – Interim Financial Statements

- 2 -

CONSOLIDATED INCOME STATEMENT FOR THE PERIOD ENDED JUNE 30, 2011 UNDER IFRS
(in EUR '000)

			H1 2011 (Unaudited)		H1 2010 (Unaudited)		2010
1.	Interest and similar income		11 132 917		9 072 757		19 354 614
2.	Interest expense and similar charges		-9 755 465		-7 912 518		- 16 665 960
3.	Income from shares and other variable-yield securities		40 062		35 574		67 310
4.	Fee and commission income		91 537		97 432		236 025
5.	Fee and commission expense		490		- 58		- 204
6.	Result on financial operations		586 210		1 001 850		200 789
7.	Other operating income		11 820		1 597		10 501
8.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		- 44 772		16 580		- 28 623
9.	Change in impairment on shares and other variable-yield securities, net of reversals		- 8 991		- 14 670		- 57 497
10.	General administrative expenses		- 241 022		- 228 761		- 441 602
	a) staff costs	- 193 163		- 186 899		- 323 646	
	b) other administrative costs	- 47 859		- 41 862		- 117 956	
11.	Depreciation and amortisation: property, furniture and equipment, investment property and intangible assets		- 12 344		- 13 447		- 30 391
	a) property, furniture and equipment	- 10 974		- 12 189		- 26 860	
	b) investment property	- 186		0		- 161	
	c) intangible assets	- 1 184		- 1 258		- 3 370	
12.	Profit for the period		1 800 442		2 056 336		2 644 962
13.	Attributable to: Equity holders of the Bank		1 800 442		2 056 336		2 644 962

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME FOR THE PERIOD ENDED JUNE 30, 2011 UNDER IFRS
(in EUR '000)

		H1 2011 (Unaudited)		H1 2010 (Unaudited)		2010
Profit for the period		1 800 442		2 056 336		2 644 962
Other comprehensive income						
Available for sale financial assets - fair value reserve						
1. Net unrealised gains and losses on financial assets available for sale	77 953		- 32 240		- 65 059	
2. Impairment charges transferred to the consolidated income statement	8 173		0		48 624	
3. Realised gains and losses transferred to the consolidated income statement	- 23 298		- 290		1 807	
Total available for sale financial assets		62 828		- 32 530		- 14 628
Total other comprehensive income / loss		62 828		- 32 530		- 14 628
Total comprehensive income		1 863 270		2 023 806		2 630 334
Attributable to: Equity holders of the Bank		1 863 270		2 023 806		2 630 334

EIB Group – Interim Financial Statements - 3 -

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS (in EUR '000)  For the half year ended June 30, 2011 Subscribed capital Callable capital Reserve fund Special activities reserve General loan reserve Additional reserves Other Fair value reserve Profit/loss for the period before appropriation Total consolidated own funds  As at December 31, 2009 232 392 989 - 220 773 340 18 205 506 3 299 370 1 923 734 5 237 091 540 378 - 2 280 614 38 545 114 Appropriation of prior year’s loss 0 0 1 876 894 0 0 - 4 157 508 0 2 280 614 0 Total comprehensive income for the period 0 0 0 0 0 0 - 14 628 2 644 962 2 630 334 Changes in ownership interests in subsidiaries that do not result in a loss of control 0 0 0 0 0 - 4 059 0 0 - 4 059 As at December 31, 2010 232 392 989 - 220 773 340 20 082 400 3 299 370 1 923 734 1 075 524 525 750 2 644 962 41 171 389 Appropriation of prior year’s profit 0 0 889 943 809 570 417 129 528 320 0 - 2 644 962 0 Total comprehensive income for the period 0 0 0 0 0 0 62 828 1 800 442 1 863 270 Changes in ownership interests in subsidiaries that do not result in a loss of control 0 0 0 0 0 2 638 0 0 2 638 As at June 30, 2011 (Unaudited) 232 392 989 - 220 773 340 20 972 343 4 108 940 2 340 863 1 606 482 588 578 1 800 442 43 037 297

CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2011 UNDER IFRS

(In EUR '000)

		H1 2011 (Unaudited)	2010
A.	**Cash flows from operating activities :**		
	Profit for the period	**1 800 442**	**2 644 962**
	Adjustments for:		
	Change in impairment on loans and advances, net of reversals	- 705	- 19 192
	Net change in provisions for pension plans and health insurance scheme	68 047	74 282
	Unwinding of the discount relating to capital and reserves called, but not paid in	- 1 178	- 5 972
	Change in provision for guarantees	- 4 523	47 815
	Depreciation/amortisation on property, furniture and equipment and intangible assets	12 344	30 391
	Change in impairment of shares and other variable-yield securities	9 842	57 497
	Investment portfolio amortisation and accrued interest	- 6 155	- 386
	Net results on loans under the fair value option and associated hedges	- 64 614	- 875 420
	Net results on borrowings under the fair value option and associated hedges	5 268 556	- 4 937 698
	Change in fair value of derivatives	- 6 648 504	5 800 520
	Effects of exchange rate changes	- 1 821 681	1 298 879
	Disbursements of loans and advances to credit institutions and customers	- 24 713 432	- 57 523 013
	Repayments of loans and advances to credit institutions and customers	11 533 362	27 713 767
	Change in deposits with central banks	- 3 104	- 26 456
	Change in Available for sale and trading debt securities	- 34 215	- 942 879
	Change in Available for sale venture capital operations	- 91 989	- 188 672
	Change in Available for sale shares and other variable-yield securities	- 85 808	- 101 096
	Change in amounts owed to credit institutions and customers	- 758 001	1 460 443
	Change in interest accrued on cash and cash equivalents	- 40 401	- 5 032
	Change in prepayments	- 21 003	1 463
	Change in other assets	- 18 442	23 257
	Change in deferred income	- 8 295	- 6 488
	Change in other liabilities	- 171 818	54 171
	Net cash used in operating activities	**- 15 801 275**	**- 25 424 857**
B.	**Cash flows from investing activities :**		
	Sale of securities from investment portfolio during the period	73 025	266 581
	Change in asset backed securities	- 1 568 644	- 2 906 619
	Redemption of loan substitutes included in the treasury portfolios	333 900	1 582 002
	Change in property, furniture and equipment and intangible assets	- 6 952	- 42 873
	Net cash used in investing activities	**- 1 168 671**	**- 1 100 909**
C.	**Cash flows from financing activities :**		
	Issuance of debts evidenced by certificates	83 902 194	129 855 314
	Redemption of debts evidenced by certificates	- 55 144 256	- 92 619 273
	Member States contributions	28 831	57 664
	Net cash from financing activities	**28 786 769**	**37 293 705**
	Summary statement of cash flows		
	Cash and cash equivalents at the beginning of the year	**37 214 294**	**27 232 501**
	Net cash from :		
	(1) operating activities	- 15 801 275	- 25 424 857
	(2) investing activities	- 1 168 671	- 1 100 909
	(3) financing activities	28 786 769	37 293 705
	(4) effects of exchange rate changes on cash held	135 319	- 786 146
	Cash and cash equivalents at the end of the period	**49 166 436**	**37 214 294**
	Cash and cash equivalents are composed of:		
	Cash in hand, balances with central banks and post office banks	271	92
	Bills maturing within three months of issue	9 509 503	5 086 491
	Loans and advances to credit institutions :		
	Accounts repayable on demand	213 137	491 476
	Term deposits accounts (excluding accrued interest)	39 443 525	31 636 235
		49 166 436	**37 214 294**
	Supplementary disclosures of operating cash flow:		
	Interest received	10 846 275	19 244 954
	Dividends received	9 509	67 081
	Interest paid	- 3 192 014	- 3 315 342

EIB Group – Interim Financial Statements - 5 -

European Investment Bank Appendix I – June 30, 2011  NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS  NOTE A Basis of presentation  The unaudited condensed consolidated financial statements of the European Investment Bank (“the Bank”) as at June 30, 2011 do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of venture capital operations and loans considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2011 is not necessarily indicative of the results that may be expected for the year ending December 31, 2011.  The audited financial statements as at and for the year ended December 31, 2010 were prepared in accordance with International Financial Reporting Standards (IFRS) as endorsed by the EU. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2011 were based on the same principles.  For further information, refer to the financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2010.  NOTE B Summary statement of loans (in Eur '000)  Loans granted  Analysis of aggregate to intermediary directly to Total loans granted credit final (before specific provisions) institutions beneficiaries  - Disbursed portion 124,229,671 235,783,477 360,013,148 - Undisbursed portion 15,639,466 69,758,157 85,397,623 Aggregate loans granted 139,869,137 305,541,634 445,410,771  NOTE C Debts evidenced by certificates [See following pages for summary statement of debts evidenced by certificates.]

European Investment Bank Appendix I – June 30, 2011  NOTE D Commitment to purchase the remaining EIF shares at a fixed price  As at June 30, 2011, the Bank holds 61.91% of the EIF’s subscribed capital (61.40% as at June 30, 2010).  Under the terms of the Replacement Share Purchase Undertaking, the EIB is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 337,864.26 per share as at June 30, 2011. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.  NOTE E Commitments, contingent liabilities and other memorandum items [See following pages for summary statement of commitments and contingent liabilities.]

Note C - Summary statement of debts evidenced by certificates as at June 30, 2011 (in EUR' 000)

PAYABLE IN	OUTSTANDING AS AT 30.06.2011	AVERAGE RATE 30.06.2011	DUE DATES	OUTSTANDING AS AT 31.12.2010	AVERAGE RATE 2010
EUR	166 364 674	3.49	2011/2057	148 194 630	3.56
GBP	53 756 138	4.26	2011/2054	52 122 801	4.54
DKK	549 694	2.55	2024/2026	550 077	2.55
SEK	3 658 531	3.73	2011/2039	3 241 649	3.68
CZK	570 781	4.08	2013/2030	635 750	4.15
HUF	350 419	6.37	2012/2016	371 470	6.29
PLN	445 204	6.34	2011/2026	445 658	6.33
BGN	117 599	5.22	2012/2013	171 285	5.52
RON	106 045	8.88	2014/2016	105 584	8.88
USD	97 757 986	2.69	2011/2058	104 067 249	2.75
CHF	7 727 489	2.47	2011/2036	7 499 881	2.38
JPY	12 948 413	0.72	2011/2047	13 946 268	0.85
NOK	4 703 692	3.98	2012/2025	3 386 667	4.16
CAD	713 443	4.61	2037/2045	781 727	4.68
AUD	16 421 640	5.69	2012/2021	14 628 590	5.93
HKD	208 049	0.96	2012/2019	225 315	1.05
NZD	2 261 278	6.57	2012/2021	2 180 233	6.75
ZAR	2 012 515	8.12	2012/2021	1 990 653	8.21
MXN	37 307	6.07	2015/2015	38 275	6.07
TWD	23 964	5.04	2013/2013	25 667	4.75
TRY	2 826 561	9.85	2011/2022	2 831 379	10.63
ISK	-	-	-	48 182	7.91
RUB	661 139	6.70	2011/2019	519 598	6.82
Change in fair value on borrowings	19 773 329			22 577 177	
TOTAL	**393 995 890**			**380 585 765**	

The redemption of certain borrowings is indexed to stock exchange indexes (historical value: EUR 843 million).

All such borrowings are hedged in full through swap operations.

EIB Group – Interim Financial Statements - 8 -

Note E - Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2011 (Unaudited)		31.12.2010
Commitments				
- EBRD capital				
· uncalled		**442 500**		**442 500**
- Undisbursed loans				
· credit institutions	15 639 466		17 562 869	
· customers	69 758 157		72 988 160	
		85 397 623		**90 551 029**
- Undisbursed venture capital operations		**1 708 444**		**1 706 189**
- Undisbursed investment funds		**486 226**		**459 914**
Contingent liabilities and guarantees				
- In respect of loans granted by third parties		**3 197 527**		**3 015 621**
- In respect of venture capital operations		**18 617**		**17 385**
Assets held on behalf of third parties				
- CIP/SMEG 2007	121 886		80 967	
- CIP/GIF 2007	81 313		73 577	
- SME Guarantee Facility	59 939		59 550	
- European Technology Facility	10 669		9 896	
- Map Equity	39 486		46 349	
- Map guarantee	37 017		44 748	
- Guarantee Fund treasury management	1 488 533		1 347 331	
- Investment Facility - Cotonou	1 518 274		1 555 391	
- Special Section	1 164 423		1 221 391	
- RSFF	758 096		509 193	
- Neighbourhood Investment Facility ("NIF") Fund	41 612		57 913	
- EU-Africa	295 189		259 728	
- HIPC	79 292		161 550	
- FEMIP	28 302		29 588	
- LGTT	153 028		152 348	
- FP7 Guarantee Fund	989 872		859 620	
- JASPERS	7 181		934	
- JESSICA	1 381 578		1 382 955	
- LFA-GV	140		114	
- JEREMIE	832 577		928 876	
- TTP	1 720		1 809	
- GEEREF	1 555		1 633	
- GEEREF Technical Support Facility	3 292		3 750	
- EFSE	1		0	
- Bundesministerium fur Wirtschaft und Technologie	704		517	
- EPMF	5 733		6 004	
- EPPA	2 275		1 003	
- GGF	5		5 000	
- GAGF	31 417		31 332	
		9 135 109		**8 833 067**
Other items				
- Special deposits for service of borrowings		**54 007**		**34 568**
- Securities receivable		**617 042**		**0**
- Nominal value of interest-rate swap contracts		**382 465 463**		**359 402 781**
- Nominal value of currency swap contracts payable		**172 177 256**		**161 700 288**
- Nominal value of currency swap contracts receivable		**170 694 359**		**166 163 922**
- Nominal value of put option granted to EIF minority shareholders		**385 841**		**407 645**
- Borrowings launched but not yet settled		**1 658 661**		**44 044**
- Swaps launched but not yet settled		**4 383**		**3 327**
- Securities lent		**675 688**		**655 982**
- Futures contracts		**483 998**		**283 413**
- FX Forward		**371 898**		**287 518**
- Nominal value of credit default swap		**192 883**		**192 883**

EIB Group – Interim Financial Statements - 9 -

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION

CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2011 (in EUR '000)

ASSETS	EU Accounting Directives	30/06/2011	Adjustment	Ref.	IFRS	30/06/2011
1. Cash in hand, balances with central banks and post office banks		256 975	0			256 975
2. Treasury bills and other bills eligible for refinancing with central banks	7 871 533		80 446	A, B.1	7 951 979	
		7 871 533				7 951 979
3. Loans and advances to credit institutions						
a) repayable on demand	213 137		0		213 137	
b) other loans and advances	39 825 080		- 329 211	B.1, B.2	39 495 869	
c) loans	124 229 671		1 060 227	B.1, B.2	125 289 898	
		164 267 888				164 998 904
4. Loans and advances to customers						
a) loans	235 783 477		5 301 074	B.1, B.2	241 084 551	
b) impairment on loans and advances, net of reversals	- 90 903		4 500	B.1, B.2	- 86 403	
		235 692 574				240 998 148
5. Debt securities including fixed-income securities						
a) issued by public bodies	2 532 159		10 206	A	2 542 365	
b) issued by other borrowers	16 968 053		35 834	A, B.3	17 003 887	
		19 500 212				19 546 252
6. Shares and other variable-yield securities		2 039 898	512 760	A		2 552 658
7. Derivative assets			27 457 374	B.1		27 457 374
8. Property, furniture and equipment		313 021	- 2 909	C		310 112
9. Investment property		0	2 909	C		2 909
10. Intangible assets		9 389	0			9 389
11. Other assets		116 993	- 14 894			102 099
12. Subscribed capital and reserves, called but not paid		28 832	- 540	G		28 292
13. Prepayments		8 518 791	- 8 463 772	B.2, B.3		55 019
TOTAL ASSETS		**438 616 106**				**464 270 110**

LIABILITIES AND EQUITY		30/06/2011		Ref.		30/06/2011
1. Amounts owed to credit institutions						
a) repayable on demand	5 032 493		3 686		5 036 179	
b) with agreed maturity dates or periods of notice	1 698 083		- 1 416 318	B.3	281 765	
		6 730 576				5 317 944
2. Amounts owed to customers						
a) repayable on demand	1 538 963		2		1 538 965	
b) with agreed maturity dates or periods of notice	688 105		1 150	B.3	689 255	
		2 227 068				2 228 220
3. Debts evidenced by certificates						
a) debt securities in issue	350 982 190		19 972 292	B.3	370 954 482	
b) others	23 240 371		- 198 963	B.3	23 041 408	
		374 222 561				393 995 890
4. Derivatives liabilities			17 438 286	B.1		17 438 286
5. Other liabilities		270 285	325 371	B.2, E		595 656
6. Accruals and deferred income		11 659 717	- 11 497 273	B.2, B.3		162 444
7. Provisions						
a) pension plans and health insurance scheme	1 527 501		- 142 880	D	1 384 621	
b) provision for guarantees	109 752		0		109 752	
		1 637 253				1 494 373
TOTAL LIABILITIES		**396 747 460**				**421 232 813**
8. Capital						
- Subscribed	232 392 989		0		232 392 989	
- Uncalled	- 220 773 340		0		- 220 773 340	
		11 619 649				11 619 649
9. Consolidated reserves						
a) reserve fund	20 972 343		0		20 972 343	
b) additional reserves	1 279 538		326 944	A, B, G	1 606 482	
c) fair value reserve			588 578	A	588 578	
d) special activities reserve	4 108 940		0		4 108 940	
e) general loan reserve	2 340 863		0		2 340 863	
		28 701 684				29 617 206
10. Profit for the period attributable to the equity holders of the Bank		1 204 617	595 825	A, B.1, B.2, B.3		1 800 442
11. Equity attributable to minority interest		342 696	- 342 696	E		0
TOTAL EQUITY		**41 868 646**				**43 037 297**
TOTAL LIABILITIES AND EQUITY		**438 616 106**				**464 270 110**

EIB Group – Interim Financial Statements - 10 -

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION

Consolidated income statement for the period ended June 30, 2011 (in EUR '000)

	EU Accounting Directives		Adjustment		IFRS	
		H1 2011		Ref.		H1 2011
		(Unaudited)				(Unaudited)
1. Interest and similar income		11 134 498	- 1 581	A, B.2		11 132 917
2. Interest expense and similar charges		- 9 719 982	- 35 483	A, B.3		- 9 755 465
3. Income from shares and other variable-yield securities		40 062	0			40 062
4. Fee and commission income		91 862	- 325	F		91 537
5. Fee and commission expense		490	0			490
6. Result on financial operations		- 65 665	651 875	A, B.1, B.2, B.3		586 210
7. Other operating income		11 495	325	F		11 820
8. Change in impairment on loans and advances and provisions on guarantees, net of reversals		5 228	- 50 000	H		- 44 772
9. Change in impairment on shares and other variable yield securities, net of reversals		0	- 8 991	A		- 8 991
10. General administrative expenses						
a) staff costs	- 182 405				- 193 163	
b) other administrative expenses	- 47 844				- 47 859	
		- 230 249	- 10 773	D		- 241 022
11. Depreciation and amortisation: property, furniture and equipment, investment property and intangible assets						
a) Property, furniture and equipment	- 11 160		186	C	- 10 974	
b) Investment property			- 186	C	- 186	
b) Intangible assets	- 1 184		0		- 1 184	
		- 12 344				- 12 344
12. Extraordinary charges		- 50 000	50 000	H		0
13. Profit for the period		**1 205 395**				**1 800 442**
14. Profit attributable to minority interest		- 778	778	E		0
15. Profit attributable to equity holders of the Bank		**1 204 617**				**1 800 442**

EIB Group – Interim Financial Statements - 11 -

Valuation and income recognition differences between IFRS and EU Accounting Directives A Financial assets classified as available-for-sale Under EU Accounting Directives, available for sale instruments are recorded at the lower of acquisition price or market value. The value adjustments are reported under "Results on financial operations" in the profit and loss for the period in which they are made. Accrued interest is recorded under balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". Under IFRS, available for sale instruments are carried at fair value with changes in fair value reflected directly in equity. Impairment is recognised in the profit and loss for the year when negative changes in the fair valuation are other than temporary. It is reported separately on the face of the income statement. Accrued interest is reported on the balance sheet within the balance of the instrument to which it relates.  B Financial assets and liabilities designated at fair value through profit or loss 1 Derivative assets and liabilities Under EU Accounting Directives, derivative assets and liabilities are not recognised on the balance sheet. They are carried off balance sheet at nominal amount. Under IFRS, derivative assets and liabilities are recognised on balance sheet and carried at their replacement values. Changes in fair values of derivatives are recognised in the profit and loss. 2 Loans and advances Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". Under IFRS certain loans are classified on initial recognition as "fair value loans" and valued at fair value through profit or loss. Accrued interest is reported on the balance sheet within the balance of the asset to which it relates. Payments due are reclassified from other debtors to the loan balance to which they relate. 3 Borrowings Under EU Accounting Directives, borrowings are recorded at amortised cost. Accrued interest is recorded under balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". Under IFRS, EIB applies the fair value option to a significant portion of its issued debt. Accrued interest is reported on the balance sheet within the balance of the debt instrument to which it relates. C Investment property This category is not used under EU Accounting Directives. Assets in this category under IFRS are reported in the "Tangible Assets" category under EU Accounting Directives. Under IFRS, assets in this category are held under the historical cost model. D Pension funds Under EU Accounting Directives, any actuarial deficits result in an additional specific pension plan provision. Under IFRS, the corridor approach is adopted, resulting in a proportion only of the actuarial losses being recognised in the period. E Minority interest adjustment EIB granted a put option to the minority shareholders on their entire holding of the subsidiary. Under EU Accounting Directives, this put option does not influence the accounting treatment of minority interest on consolidation. Under IFRS, the put option results in the non-controlling interest balance being classified as liability rather than equity. The non-controlling interest in the IFRS profit for the year is therefore included in the interest expense for the year. F Reclassification of other operating income Certain profit and loss items are reclassified between other operating income under EU Accounting Directives and commission income under IFRS. G Receivable reserves called but not paid Under EU Accounting Directives, the receivable reserves are carried at undiscounted amount. Under IFRS, the balance is discounted and amortised through equity. H Extraordinary charges Under IFRS, extraordinary charges are not allowed. The balance is reclassified into Change in impairment on loans and advances and provisions on guarantees, net of reversals.

EIB Group
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2011 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

ASSETS		30.06.2011 (Unaudited)		31.12.2010
1. Cash in hand, balances with central banks and post office banks		256 975		253 692
2. Treasury bills and other bills eligible for refinancing with central banks		7 871 533		5 372 659
3. Loans and advances to credit institutions				
a) repayable on demand	213 137		491 476	
b) other loans and advances	39 825 080		32 052 923	
c) loans	124 229 671		124 030 306	
		164 267 888		156 574 705
4. Loans and advances to customers				
a) loans	235 783 477		226 989 482	
b) specific value adjustments	- 90 903		- 91 608	
		235 692 574		226 897 874
5. Debt securities including fixed-income securities				
a) issued by public bodies	2 532 159		1 806 794	
b) issued by other borrowers	16 968 053		14 551 747	
		19 500 212		16 358 541
6. Shares and other variable-yield securities		2 039 898		1 849 503
7. Intangible assets		9 389		8 266
8. Tangible assets		313 021		319 537
9. Other assets		116 993		100 145
10. Subscribed capital and reserves, called but not paid		28 832		57 663
11. Prepayments and accrued income		8 518 791		12 665 073
TOTAL ASSETS		438 616 106		420 457 658

LIABILITIES		30.06.2011 (Unaudited)		31.12.2010
1. Amounts owed to credit institutions				
a) repayable on demand	5 032 493		5 675 399	
b) with agreed maturity dates or periods of notice	1 698 083		1 620 420	
		6 730 576		7 295 819
2. Amounts owed to customers				
a) repayable on demand	1 538 963		1 524 466	
b) with agreed maturity dates or periods of notice	688 105		975 965	
		2 227 068		2 500 431
3. Debts evidenced by certificates				
a) debt securities in issue	350 982 190		334 378 114	
b) others	23 240 371		23 630 474	
		374 222 561		358 008 588
4. Other liabilities		270 285		417 118
5. Accruals and deferred income		11 659 717		9 988 253
6. Provisions				
a) pension plans and health insurance scheme	1 527 501		1 467 180	
b) provision for guarantees issued	109 752		107 469	
		1 637 253		1 574 649
7. Subscribed capital	232 392 989		232 392 989	
- Subscribed	- 220 773 340		- 220 773 340	
- Uncalled		11 619 649		11 619 649
8. Consolidated reserves				
a) reserve fund	20 972 343		20 082 400	
b) additional reserves	1 279 538		1 297 986	
c) special activities reserve	4 108 940		3 299 370	
d) general loan reserve	2 340 863		1 923 734	
		28 701 684		26 603 490
9. Profit for the period attributable to the equity holders of the Bank		1 204 617		2 097 717
10. Equity attributable to minority interest		342 696		351 944
TOTAL LIABILITIES		438 616 106		420 457 658

EIB Group – Interim Financial Statements - 13 -

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2011 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		H1 2011 (Unaudited)		H1 2010 (Unaudited)		2010
1. Interest receivable and similar income		11 134 498		9 092 141		19 206 051
2. Interest payable and similar charges		- 9 719 982		- 7 865 636		-16 630 178
3. Income from securities		40 062		35 574		67 310
4. Commissions receivable		91 862		97 434		236 360
5. Commissions payable		490		- 58		- 204
6. Net loss on financial operations		- 65 665		- 103 155		- 267 683
7. Other operating income		11 495		1 596		9 063
8. General administrative expenses						
a) staff costs	- 182 405		- 168 840		- 356 567	
b) other administrative costs	- 47 844		- 42 658		- 119 866	
		- 230 249		- 211 498		- 476 433
9. Value adjustments in respect of intangible and tangible assets						
a) tangible assets	- 11 160		- 12 269		- 27 021	
b) intangible assets	- 1 184		- 1 258		- 3 370	
		- 12 344		- 13 527		- 30 391
10. Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities and for commitments		5 228		16 580		- 28 623
11. Extraordinary charges		- 50 000		0		0
12. Profit for the period		1 205 395		1 049 451		2 085 272
13. Profit / loss attributable to minority interest		- 778		- 4 673		12 445
14. Profit attributable to equity holders of the Bank		1 204 617		1 044 778		2 097 717

EIB Group – Interim Financial Statements - 14 -

CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2011 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

		H1 2011 (Unaudited)	2010
A.	**Cash flows from operating activities:**		
	Profit for the period	**1 205 395**	**2 085 272**
	Adjustments for:		
	Change in specific value adjustments on loans and advances	- 705	- 19 192
	Change in specific provisions on staff pension fund	60 321	137 177
	Change in specific provisions for guarantees	- 4 523	47 815
	Value adjustments in respect of tangible and intangible assets	12 344	30 391
	Value adjustments in respect of shares and other variable-yield securities	- 12 598	58 574
	Investment portfolio amortisation	2 399	3 193
	Effects of exchange rate changes on loans, debts evidenced by certificates and swaps	- 1 821 486	1 358 426
	Profit on operating activities	**- 558 853**	**3 701 656**
	Disbursements of loans and advances to credit institutions and customers	- 24 713 432	- 57 523 013
	Repayments of loans and advances to credit institutions and customers	11 533 362	27 713 767
	Change in deposits with central banks	- 3 104	- 26 456
	Change in treasury operational portfolios	- 58 213	- 889 236
	Change in venture capital operations included in shares and other variable-yield securities	- 91 512	- 200 619
	Change in shares and other variable-yield securities excluding venture capital operations	- 85 808	- 101 096
	Change in amounts owed to credit institutions and customers	- 838 606	2 065 761
	Change in prepayments and accrued income	- 2 492 893	3 949 856
	Change in other assets	- 16 848	21 425
	Change in accruals and deferred income	1 671 464	-4 155 558
	Change in other liabilities	- 146 833	18 656
	Net cash from operating activities	**- 15 801 276**	**- 25 424 857**
B.	**Cash flows from investing activities:**		
	Sale of securities from investment portfolio during the period	73 025	266 581
	Purchase of loan substitutes included in the treasury portfolios	- 1 568 644	-2 906 619
	Redemption of loan substitutes included in the treasury portfolios	333 900	1 582 002
	Purchase of tangible and intangible assets	- 6 951	- 42 873
	Net cash from investing activities	**- 1 168 670**	**-1 100 909**
C.	**Cash flows from financing activities:**		
	Issuance of debts evidenced by certificates	83 902 194	129 855 314
	Redemption of debts evidenced by certificates	- 55 144 256	- 92 619 273
	Member States contribution	28 831	57 664
	Net cash from financing activities	**28 786 769**	**37 293 705**
	Summary statement of cash flows:		
	Cash and cash equivalents at beginning of the year	**37 214 294**	**27 232 501**
	Net cash from:		
	Operating activities	- 15 801 276	- 25 424 857
	Investing activities	- 1 168 670	- 1 100 909
	Financing activities	28 786 769	37 293 705
	Effect of exchange rate changes on cash held	135 319	- 786 146
	Cash and cash equivalents at end of the period	**49 166 436**	**37 214 294**
	Cash and cash equivalents are composed of:		
	Cash in hand, balances with central banks and post office banks	271	92
	Bills maturing within three months of issue	9 509 503	5 086 491
	Loans and advances to credit institutions:		
	Accounts repayable on demand	213 137	491 476
	Term deposit accounts	39 443 525	31 636 235
		49 166 436	**37 214 294**

EIB Group – Interim Financial Statements - 15 -

European Investment Bank Appendix I – June 30, 2011  NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES  NOTE A Basis of presentation  The unaudited condensed consolidated financial statements of the European Investment Bank (the “Bank”) as at June 30, 2011 do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of venture capital operations and loans considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2011 is not necessarily indicative of the results that may be expected for the year ending December 31, 2011.  The audited financial statements as at and for the year ended December 31, 2010 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions and insurance undertakings (as amended) without making use of the option available to apply fair value accounting. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2011 were based on the same principles.  For further information, refer to the financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2010.  NOTE B Summary statement of loans (in Eur '000) Loans granted Analysis of aggregate to intermediary directly to Total loans granted credit final (before specific provisions) institutions beneficiaries - Disbursed portion 124,229,671 235,783,477 360,013,148 - Undisbursed portion 15,639,466 69,758,157 85,397,623 Aggregate loans granted 139,869,137 305,541,634 445,410,771  NOTE C Debts evidenced by certificates [See following page for summary statement of debts evidenced by certificates.]

European Investment Bank Appendix I – June 30, 2011 NOTE D Commitment to purchase the remaining EIF shares at a fixed price  As at June 30, 2011, the Bank holds 61.91% of the EIF’s subscribed capital (61.40% as at June 30, 2010).  Under the terms of the Replacement Share Purchase Undertaking, the EIB is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 337,864.26 per share as at June 30, 2011. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.  NOTE E Commitments, contingent liabilities and other memorandum items [See following pages for summary statement of commitments and contingent liabilities.]

Note C - Summary statement of debts evidenced by certificates as at June 30, 2011 (in EUR' 000)

PAYABLE IN	OUTSTANDING AS AT 30.06.2011	AVERAGE RATE 30.06.2011	DUE DATES	OUTSTANDING AS AT 31.12.2010	AVERAGE RATE 2010
EUR	166 364 674	3.49	2011/2057	148 194 630	3.56
GBP	53 756 138	4.26	2011/2054	52 122 801	4.54
DKK	549 694	2.55	2024/2026	550 077	2.55
SEK	3 658 531	3.73	2011/2039	3 241 649	3.68
CZK	570 781	4.08	2013/2030	635 750	4.15
HUF	350 419	6.37	2012/2016	371 470	6.29
PLN	445 204	6.34	2011/2026	445 658	6.33
BGN	117 599	5.22	2012/2013	171 285	5.52
RON	106 045	8.88	2014/2016	105 584	8.88
USD	97 757 986	2.69	2011/2058	104 067 249	2.75
CHF	7 727 489	2.47	2011/2036	7 499 881	2.38
JPY	12 948 413	0.72	2011/2047	13 946 268	0.85
NOK	4 703 692	3.98	2012/2025	3 386 667	4.16
CAD	713 443	4.61	2037/2045	781 727	4.68
AUD	16 421 640	5.69	2012/2021	14 628 590	5.93
HKD	208 049	0.96	2012/2019	225 315	1.05
NZD	2 261 278	6.57	2012/2021	2 180 233	6.75
ZAR	2 012 515	8.12	2012/2021	1 990 653	8.21
MXN	37 307	6.07	2015/2015	38 275	6.07
TWD	23 964	5.04	2013/2013	25 667	4.75
TRY	2 826 561	9.85	2011/2022	2 831 379	10.63
ISK	-	-	-	48 182	7.91
RUB	661 139	6.70	2011/2019	519 598	6.82
TOTAL	**374 222 561**			**358 008 588**	

The redemption of certain borrowings is indexed to stock exchange indexes (historical value: EUR 843 million).
All such borrowings are hedged in full through swap operations.

EIB Group – Interim Financial Statements - 18 -

Note E - Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2011 (Unaudited)		31.12.2010
Commitments				
- EBRD capital				
· uncalled		442 500		442 500
- Undisbursed loans				
· credit institutions	15 639 466		17 562 869	
· customers	69 758 157		72 988 160	
		85 397 623		**90 551 029**
- Undisbursed venture capital operations		**1 708 444**		**1 706 189**
- Undisbursed investment funds		**486 226**		**459 914**
Contingent liabilities and guarantees				
- In respect of loans granted by third parties		**3 197 527**		**3 015 621**
- In respect of venture capital operations		**18 617**		**17 385**
Assets held on behalf of third parties				
- CIP/SMEG 2007	121 886		80 967	
- CIP/GIF 2007	81 313		73 577	
- SME Guarantee Facility	59 939		59 550	
- European Technology Facility	10 669		9 896	
- Map Equity	39 486		46 349	
- Map guarantee	37 017		44 748	
- Guarantee Fund treasury management	1 488 533		1 347 331	
- Investment Facility - Cotonou	1 518 274		1 555 391	
- Special Section	1 164 423		1 221 391	
- RSFF	758 096		509 193	
- Neighbourhood Investment Facility ("NIF") Fund	41 612		57 913	
- EU-Africa	295 189		259 728	
- HIPC	79 292		161 550	
- FEMIP	28 302		29 588	
- LGTT	153 028		152 348	
- FP7 Guarantee Fund	989 872		859 620	
- JASPERS	7 181		934	
- JESSICA	1 381 578		1 382 955	
- LFA-GV	140		114	
- JEREMIE	832 577		928 876	
- TTP	1 720		1 809	
- GEEREF	1 555		1 633	
- GEEREF Technical Support Facility	3 292		3 750	
- EFSE	1		0	
- Bundesministerium fur Wirtschaft und Technologie	704		517	
- EPMF	5 733		6 004	
- EPPA	2 275		1 003	
- GGF	5		5 000	
- GAGF	31 417		31 332	
		9 135 109		**8 833 067**
Other items				
- Special deposits for service of borrowings		**54 007**		**34 568**
- Securities receivable		**617 042**		**0**
- Nominal value of interest-rate swap contracts		**382 465 463**		**359 402 781**
- Nominal value of currency swap contracts payable		**172 177 256**		**161 700 288**
- Nominal value of currency swap contracts receivable		**170 694 359**		**166 163 922**
- Nominal value of put option granted to EIF minority shareholders		**385 841**		**407 645**
- Borrowings launched but not yet settled		**1 658 661**		**44 044**
- Swaps launched but not yet settled		**4 383**		**3 327**
- Securities lent		**675 688**		**655 982**
- Futures contracts		**483 998**		**283 413**
- FX Forward		**371 898**		**287 518**
- Nominal value of credit default swap		**192 883**		**192 883**

EIB Group – Interim Financial Statements - 19 -

EIB
BALANCE SHEET AS AT JUNE 30, 2011 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

ASSETS		30.06.2011 (Unaudited)		31.12.2010
1. Cash in hand, balances with central banks and post office banks		256 975		253 692
2. Treasury bills and other bills eligible for refinancing with central banks		7 572 953		5 077 985
3. Loans and advances to credit institutions				
a) repayable on demand	174 692		460 293	
b) other loans and advances	39 782 280		32 015 523	
c) loans (Note B)	124 229 671		124 030 306	
		164 186 643		156 506 122
4. Loans and advances to customers				
a) loans (Note B)	235 783 477		226 989 482	
b) specific value adjustments	- 90 903		- 91 608	
		235 692 574		226 897 874
5. Debt securities including fixed-income securities				
a) issued by public bodies	2 435 454		1 712 778	
b) issued by other borrowers	16 532 479		14 090 885	
		18 967 933		15 803 663
6. Shares and other variable-yield securities		1 871 770		1 691 599
7. Shares in affiliated undertakings (Note C)		491 588		483 817
8. Intangible assets		9 389		8 266
9. Tangible assets		309 070		315 046
10. Other assets		80 746		60 562
11. Subscribed capital and reserves, called but not paid		28 832		57 663
12. Prepayments and accrued income		8 523 186		12 669 459
Total ASSETS		437 991 659		419 825 748

LIABILITIES		30.06.2011 (Unaudited)		31.12.2010
1. Amounts owed to credit institutions				
a) repayable on demand	5 032 493		5 675 399	
b) with agreed maturity dates or periods of notice	1 698 083		1 620 420	
		6 730 576		7 295 819
2. Amounts owed to customers				
a) repayable on demand	1 538 963		1 524 466	
b) with agreed maturity dates or periods of notice	688 105		975 965	
		2 227 068		2 500 431
3. Debts evidenced by certificates (Note D)				
a) debt securities in issue	350 982 190		334 378 114	
b) others	23 240 371		23 630 474	
		374 222 561		358 008 588
4. Other liabilities		267 970		409 476
5. Accruals and deferred income		11 659 717		9 988 253
6. Provisions				
a) pension plans and health insurance scheme	1 493 134		1 437 362	
		1 493 134		1 437 362
7. Capital				
- Subscribed	232 392 989		232 392 989	
- Uncalled	- 220 773 340		- 220 773 340	
		11 619 649		11 619 649
8. Reserves				
a) reserve fund	20 972 343		20 082 400	
b) additional reserves	1 144 024		1 144 024	
c) special activities reserve	4 108 940		3 299 370	
d) general loan reserve	2 340 863		1 923 734	
		28 566 170		26 449 528
9. Profit for the financial period attributable to equity holders of the Bank		1 204 814		2 116 642
Total LIABILITIES		437 991 659		419 825 748

EIB Group – Interim Financial Statements - 20 -

EIB OFF BALANCE SHEET AS AT JUNE 30, 2011 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		30.06.2011 (Unaudited)		31.12.2010
Commitments				
- EBRD capital				
uncalled		**442 500**		**442 500**
- EIF capital				
uncalled		**1 486 400**		**1 460 800**
- Undisbursed loans				
credit institutions	15 639 466		17 562 869	
customers	69 758 157		72 988 160	
		85 397 623		**90 551 029**
- Undisbursed venture capital operations		**1 545 269**		**1 536 618**
- Undisbursed investment funds		**486 226**		**459 914**
Contingent liabilities and guarantees				
- In respect of loans granted by third parties		**681 492**		**476 010**
- In respect of venture capital operations		**18 617**		**17 385**
Assets held on behalf of third parties				
- EIF treasury management	892 434		907 246	
- Guarantee Fund treasury management	1 488 533		1 347 331	
- FP7 Guarantee Fund treasury management	989 872		859 620	
- Investment Facility – Cotonou	1 518 274		1 555 391	
- Special Section	1 164 423		1 221 391	
- RSFF	758 096		509 193	
- EU-Africa Infrastructure Trust Fund	295 189		259 728	
- HIPC	79 292		161 550	
- FEMIP Trust Fund	28 302		29 588	
- LGTT	153 028		152 348	
- JASPERS	7 181		934	
- JESSICA (Contribution and Holding Fund)	1 381 578		1 382 955	
- NIF	41 612		57 913	
		8 797 814		**8 445 188**
Other items				
- Special deposits for service of borrowings		**54 007**		**34 568**
- Securities receivable		**617 042**		**0**
- Nominal value of interest-rate swap contracts		**382 465 463**		**359 402 781**
- Nominal value of currency swap contracts payable		**172 177 256**		**161 700 288**
- Nominal value of currency swap contracts receivable		**170 694 359**		**166 163 922**
- Nominal value of credit default swap		**192 883**		**192 883**
- Nominal value of put option granted to EIF minority shareholders		**385 841**		**407 645**
- Borrowings launched but not yet settled		**1 658 661**		**44 044**
- Swaps launched but not yet settled		**4 383**		**3 327**
- Securities lending		**530 075**		**562 614**
- Futures contracts		**483 998**		**283 413**
- FX Forward		**371 898**		**287 518**

EIB Group – Interim Financial Statements - 21 -

EIB PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2011 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

			H1 2011 (Unaudited)		H1 2010 (Unaudited)		2010
1.	Interest receivable and similar income		11 117 038		9 077 675		19 175 027
2.	Interest payable and similar charges		- 9 719 982		- 7 865 636		- 16 630 178
3.	Income from securities with variable-yield						
	a) income from shares and variable-yield securities	8 902		30 363		56 432	
	b) income from shares in affiliated undertakings	31 786		0		0	
			40 688		30 363		56 432
4.	Commission receivable		74 548		73 772		183 044
5.	Commission payable		- 6 455		- 6 635		- 12 286
6.	Net loss on financial operations		- 46 419		- 95 148		- 227 777
7.	Other operating income		11 894		2 307		12 018
8.	General administrative expenses						
	a) staff costs	- 162 504		- 151 718		- 322 562	
	b) other administrative costs	- 43 162		- 40 871		- 112 951	
			- 205 666		- 192 589		- 435 513
9.	Value adjustments in respect of tangible and intangible assets						
	a) tangible assets	- 10 621		- 11 707		- 25 907	
	b) intangible assets	- 1 184		- 1 258		- 3 370	
			- 11 805		- 12 965		- 29 277
10.	Value (re-)adjustments in respect of loans and advances and provisions for contigent liabilities and for commitments		973		25 832		25 152
11.	Extraordinary charges		- 50 000		0		0
12.	Profit for the period		1 204 814		1 036 976		2 116 642

EIB Group – Interim Financial Statements - 22 -

CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2011 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	H1 2011 (Unaudited)	2010
A. Cash flows from operating activities:		
Profit for the period	**1 204 814**	**2 116 642**
Adjustments for:		
Change in specific value adjustments on loans and advances	- 705	- 19 192
Change in specific provisions on staff pension fund	55 774	130 608
Change in provisions for guarantees issued in respect of venture capital operations	- 2	- 5 781
Value adjustments in respect of shares and other variable-yield securities	- 12 673	55 237
Value adjustments in respect of tangible and intangible assets	11 805	29 277
Investment portfolio amortisation	2 448	4 234
Effects of exchange rate changes on loans, debts evidenced by certificates and swaps	- 1 818 266	1 345 089
Profit on operating activities	**- 556 805**	**3 656 114**
Disbursements of loans and advances to credit institutions and customers	- 24 713 432	- 57 523 013
Repayments of loans and advances to credit institutions and customers	11 533 362	27 713 767
Change in deposits with central banks	- 3 104	- 26 456
Change in treasury operational portfolios	- 48 187	- 804 037
Change in venture capital operations included in shares and other variable-yield securities	- 81 690	- 166 335
Change in shares and other variable-yield securities excluding venture capital operations	- 85 808	- 101 096
Change in amounts owed to credit institutions and customers	- 838 606	2 065 761
Change in prepayments and accrued income	- 2 111 347	3 949 344
Change in other assets	- 20 184	28 937
Change in accruals and deferred income	1 671 464	- 4 155 558
Change in other liabilities	- 141 506	22 537
Net cash from operating activities	**- 15 395 843**	**- 25 340 035**
B. Cash flows from investing activities:		
Purchase of EIF shares	- 7 771	- 3 149
Sale of securities from investment portfolio during the period	44 257	222 518
Purchase of loan substitutes included in the treasury portfolios	- 1 568 644	- 2 906 619
Redemption of loan substitutes included in the treasury portfolios	333 900	1 582 002
Purchase of tangible and intangible assets	- 6 952	- 42 854
Net cash from investing activities	**- 1 205 210**	**- 1 148 102**
C. Cash flows from financing activities:		
Issuance of debts evidenced by certificates	83 902 194	129 855 314
Redemption of debts evidenced by certificates	- 55 144 256	- 92 619 273
Member States contribution	28 831	57 664
Net cash from financing activities	**28 786 769**	**37 293 705**
Summary statement of cash flows:		
Cash and cash equivalents at the beginning of the year	**37 145 711**	**27 126 289**
Net cash from:		
(1) operating activities	- 15 395 843	- 25 340 035
(2) investing activities	- 1 205 210	- 1 148 102
(3) financing activities	28 786 769	37 293 705
(4) effects of exchange rate changes on cash held	135 319	- 786 146
Cash and cash equivalents at the end of the period	**49 466 746**	**37 145 711**
Cash and cash equivalents are composed of:		
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement (Note B.1)	271	92
Bills maturing within three months of issue (Note B.2 : A1 portofolio)	9 509 503	5 086 491
Loans and advances to credit institutions:		
Accounts repayable on demand	174 692	460 293
Term deposit accounts (Note C)	39 782 280	31 598 835
	49 466 746	**37 145 711**

EIB Group – Interim Financial Statements - 23 -

European Investment Bank Appendix I – June 30, 2011  NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES  NOTE A Basis of presentation  The unaudited condensed financial statements of the European Investment Bank (the “Bank”) as at June 30, 2011 do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of venture capital operations and loans considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2011 is not necessarily indicative of the results that may be expected for the year ending December 31, 2011.  The audited financial statements as at and for the year ended December 31, 2010 were prepared in accordance with the general principles of the Directive of the Council of the European Communities of 8 December 1986 (as amended) without making use of the option available to apply fair value accounting. The unaudited condensed financial statements as at and for the period ended June 30, 2011 were based on the same principles.  For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2010.  NOTE B Summary statement of loans (in Eur '000)  Loans granted Analysis of aggregate to intermediary directly to Total loans granted credit final (before specific provisions) institutions beneficiaries - Disbursed portion 124,229,671 235,783,477 360,013,148 - Undisbursed portion 15,639,466 69,758,157 85,397,623 Aggregate loans granted 139,869,137 305,541,634 445,410,771

European Investment Bank Appendix I – June 30, 2011  NOTE C Shares in affiliated undertakings  This item for EUR’000 491,588 corresponds to the capital paid in by the Bank in respect of its subscription (EUR’000 1,858,000) to the capital of the European Investment Fund (EIF), with its registered office in Luxembourg.  As at June 30, 2011, the Bank holds 61.91% of the EIF’s subscribed capital (61.40% as at June 30, 2010).  Commitment to purchase the remaining EIF shares at a fixed price  Under the terms of the Replacement Share Purchase Undertaking, the EIB is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 337,864.26 per share as at June 30, 2011. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.  NOTE D Debts evidenced by certificates [See following page for summary statement of debts evidenced by certificates]

Note D - Summary statement of debts evidenced by certificates as at June 30, 2011 (in EUR' 000)

PAYABLE IN	OUTSTANDING AS AT 30.06.2011	AVERAGE RATE 30.06.2011	DUE DATES	OUTSTANDING AS AT 31.12.2010	AVERAGE RATE 2010
EUR	166 364 674	3.49	2011/2057	148 194 630	3.56
GBP	53 756 138	4.26	2011/2054	52 122 801	4.54
DKK	549 694	2.55	2024/2026	550 077	2.55
SEK	3 658 531	3.73	2011/2039	3 241 649	3.68
CZK	570 781	4.08	2013/2030	635 750	4.15
HUF	350 419	6.37	2012/2016	371 470	6.29
PLN	445 204	6.34	2011/2026	445 658	6.33
BGN	117 599	5.22	2012/2013	171 285	5.52
RON	106 045	8.88	2014/2016	105 584	8.88
USD	97 757 986	2.69	2011/2058	104 067 249	2.75
CHF	7 727 489	2.47	2011/2036	7 499 881	2.38
JPY	12 948 413	0.72	2011/2047	13 946 268	0.85
NOK	4 703 692	3.98	2012/2025	3 386 667	4.16
CAD	713 443	4.61	2037/2045	781 727	4.68
AUD	16 421 640	5.69	2012/2021	14 628 590	5.93
HKD	208 049	0.96	2012/2019	225 315	1.05
NZD	2 261 278	6.57	2012/2021	2 180 233	6.75
ZAR	2 012 515	8.12	2012/2021	1 990 653	8.21
MXN	37 307	6.07	2015/2015	38 275	6.07
TWD	23 964	5.04	2013/2013	25 667	4.75
TRY	2 826 561	9.85	2011/2022	2 831 379	10.63
ISK	-	-	-	48 182	7.91
RUB	661 139	6.70	2011/2019	519 598	6.82
TOTAL	**374 222 561**			**358 008 588**	

The redemption of certain borrowings is indexed to stock exchange indexes (historical value: EUR 843 million).
All such borrowings are hedged in full through swap operations.

EIB Group – Interim Financial Statements - 26 -